SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2011

DIGAGOGO VENTURES CORP.

(Exact name of Company as specified in its charter)

Delaware	333-166494	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

645 Griswold St., Suite 3500 Detroit, Michigan 48226-4120
(Address of principal executive offices)

Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)

Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIGAGOGO VENTURES CORP.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Advisory/Board Member Agreement

On April 24, 2011, Digagogo Ventures Corp., a Delaware corporation (the “Company”) entered into an Advisory/Board Member Agreement (the “Advisor Agreement”) with Shane Macauley (“Mr. Macauley”), pursuant to which Mr. Macauley shall serve as a member of the Company’s Board of Advisors.  In exchange for Mr. Macauley’s services, he shall receive twenty five thousand (25,000) options to purchase common stock of the Company at a price determined by the average share price during the week Mr. Macauley agreed to join the Board of Advisors.  On July 28, 2011, the Company entered into an Amendment to that certain Advisor Agreement (the “Amended Advisor Agreement”) which amends the effective date of the Advisor Agreement to July 24, 2011.  All other terms and conditions of the Advisor Agreement shall remain in effect.

The foregoing summary descriptions of the terms of the Advisor Agreement and Amended Advisor Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of these agreements, this reference is made to such agreements, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 7.01

REGULATION FD DISCLOSURE

On July 29, 2011, the Company issued a Press Release announcing the appointment of Mr. Shane Macauley as set forth above.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Advisor Agreement between the Company and Shane Macauley dated April 24, 2011
10.2	Amended Advisor Agreement between the Company and Shane Macauley dated July 28, 2011
99.1	Press Release dated July 29, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGAGOGO VENTURES CORP.
Date: August 8, 2011	By: /s/ Fernando Londe
Fernando Londe
Chief Executive Officer

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